UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue

P.O. Box 58039

Santa Clara, CA 95052-8039

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2021, Daniel J. Durn, Applied Materials, Inc.’s (“Applied” or the “Company”) Senior Vice President, Chief Financial Officer, notified the Company he will be leaving Applied to become the CFO at Adobe Inc. Mr. Durn will remain with the Company to support a smooth transition through October 15, 2021.

Effective immediately, Robert J. Halliday, age 67, will serve as Applied’s interim CFO while the Company conducts a search for Mr. Durn’s successor. Mr. Halliday was Applied’s CFO from February 2013 to August 2017, and has been a senior advisor to the Company in areas such as business development and government affairs since September 2017.

In connection with his appointment as interim CFO, Mr. Halliday will receive an annual base salary of $710,000 and will be eligible to participate in the Company’s Senior Executive Bonus Plan with a target bonus of 135% of his base salary, prorated for his service as interim CFO. In addition, Mr. Halliday will receive a cash bonus of $2,000,000 if he remains the Company’s interim CFO through the date on which a permanent CFO commences his or her service with the Company (the “Completion Date”) or if Mr. Halliday’s employment is terminated by the Company without cause or as a result of his death or disability prior to the Completion Date.

Item 7.01 Regulation FD Disclosure.

On October 1, 2021, Applied issued a press release regarding the events described in Item 5.02. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Applied Materials, Inc. dated October 1, 2021

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Dated: October 1, 2021

	By:	/s/ Teri A. Little
Teri A. Little
Senior Vice President, Chief Legal Officer and Corporate Secretary